UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2012

Date of reporting period: March 31, 2012

Item 1.	Reports to Stockholders.

T A B L E    O F    C O N T E N T S

L E T T E R    T O    S H A R E H O L D E R S

For the six months ended March 31, 2012, Causeway Global Value Fund’s Institutional Class returned 27.27% and Investor Class returned 27.29% compared to 20.34% for the MSCI World Index (“World Index”).

Performance Review

Fuelled by additional doses of quantitative easing, equity markets recovered in the six months ended March 31, 2012 reversing losses from the prior six month period. In the post-2008 recovery, total global quantitative easing has reached almost $6 trillion. The European Central Bank recently expanded its balance sheet by more than $700 billion through a second round of its Long-Term Refinancing Operation. This massive monetary stimulus, along with near-zero US short-term interest rates and cuts to China’s bank reserve requirement ratio, fueled positive sentiment for risk assets and some renewed enthusiasm for stocks in all markets. The best performing sectors in the World Index were the most economically cyclical, including industrial, information technology, and consumer discretionary, while the biggest laggards were the most economically-defensive sectors, including utilities, telecommunication services, and consumer staples. Nearly every equity market in the Index produced positive returns over the past six months. Measured in US dollars, the top five best performing developed global equity markets were Ireland, Denmark, Norway, the United States, and Germany (each delivered greater than 25% returns). The worst performing markets were Greece, Portugal and Spain (each in negative territory), followed by Japan and Italy.

Due primarily to superior stock selection across a broad array of industries, the Fund significantly outperformed the World Index during the period. Fund holdings in the health care equipment & services, banks, and capital goods industry groups contributed the most towards outperformance relative to the World Index. Meanwhile, the top detractors to relative performance were Fund holdings in the consumer services, pharmaceuticals & biotechnology, and technology hardware & equipment industry groups. From a regional perspective, the top contributors to relative outperformance included Fund holdings in the United Kingdom, Japan, and the Netherlands, while the Fund’s lack of exposure to Sweden as well as overexposure to Switzerland and Greece detracted from relative performance. Regarding individual stocks, two of the largest single contributors to return were health care services companies, Molina Healthcare (US) and UnitedHealth Group (US). Additional top contributors included paint company, Akzo Nobel (Netherlands), entertainment giant, Disney (US), and bank, Wells Fargo (US). The largest individual detractor was lottery & sports betting services provider, OPAP (Greece) which was sold out of the Fund during the period. Additional top detractors included oil & gas integrated energy company, Total (France), Singapore Airlines, for-profit education company, DeVry (US), and pharmaceutical giant, Novartis (Switzerland).

2	Causeway Global Value Fund

We believe that some of the greatest upside potential in global equities at present can be found in European stocks. As a result, the Fund remains overweight euro zone-listed companies versus the World Index. We are concerned about the economic challenges facing the euro zone, and believe it is unlikely that the euro will appreciate relative to the US dollar in the mid-to long-term. During the semi-annual period, we initiated euro/dollar hedges to provide some protection for a portion of the Fund’s portfolio from euro weakness and allow us to continue seeking alpha (performance above the benchmark) from stock selection. Our quantitative research shows that these hedges provide a degree of portfolio risk reduction (measured as expected volatility). We continue to monitor the euro currency closely. In another important currency development, following additional quantitative easing from the Bank of Japan, the yen slipped over 6% in February 2012 versus the US dollar, materially enhancing the competitiveness of Japanese exporters.

Significant Portfolio Changes

After considerable share price appreciation, we reduced exposure to or exited entirely from several holdings during the period. The largest sale was tobacco and ginseng consumer products company, KT&G (Korea). Other significant sales included digital security company, Gemalto (France), jet engine manufacturer, Rolls-Royce (UK), postage parcel & logistics provider, Deutsche Post (Germany), and independent exploration & production energy company, Anadarko Petroleum (US).

Our quantitative screens, followed by rigorous fundamental research, uncovered a number of investment opportunities across regions and sectors in both cyclical and economically stable businesses. Over the last six months, the Fund’s largest purchases were food & staples retailer, Tesco (UK), money transfer provider, Western Union (US), Anadarko Petroleum (US), and medical device company, CR Bard (US).

Investment Outlook

We continue to find undervalued stocks, especially in areas of less interest to short-term oriented investors. Stock selection has become paramount – once again – and we have identified high quality, market-leading companies burdened by some temporary impediment to earnings growth. These portfolio candidates are in the food retailing, oil & gas, and transportation industry groups, to name a few. Global growth risks appear as likely in Europe as they do in Asia, with North America in a grace period until Americans must endure the inevitable post-election tax increases and other fiscal austerity measures. Our proprietary multifactor risk model continues to guide portfolio construction, ensuring diversification, our single greatest defense against unnecessary volatility in returns. We remain underweight “risky” sectors of the market

Causeway Global Value Fund	3

(namely financials) and “expensive” sectors of the market (namely consumer staples). We remain overweight undervalued quality cyclicals, specifically in the industrials and consumer discretionary sectors. But within these two sectors, we are exposed to companies whose fortunes are less cyclical than might appear at face value. Examples include Netherlands-listed media services provider, Reed Elsevier (owner of legal research software, LexisNexis), as well as plant construction engineer, JGC Corp (Japan). These well-managed companies generate high returns on capital, boast superior financial strength versus peers, and have leading market shares in their industries.

We continue to seek to outpace the Fund’s benchmark, the World Index, with equal or lower levels of risk (defined as volatility of returns) over full market cycles. The volatility associated with this post-2008 investment cycle has unnerved many investors. The resurgence in stock markets from last summer may also concern investors, already skittish from elevated levels of equity volatility. Although we cannot predict the next government policy error, hostile military action or natural disaster, we believe we have embedded meaningful downside protection in the Fund. We intend to maintain competitive performance, and do this with the concurrent goal of mitigating volatility of returns. This optimal portfolio of stocks that we believe exhibit the highest risk-adjusted potential returns should prove satisfying in this prolonged period of public sector deleveraging and subdued bond yields. We continue to prefer companies paying stable and growing dividends and/or repurchasing shares to return excess cash to shareholders. As a result, these companies’ investors are paid to wait for share price appreciation.

We thank you for your continued confidence in Causeway Global Value Fund and look forward to serving you in the future.

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Kevin Durkin	Conor Muldoon
Portfolio Manager	Portfolio Manager	Portfolio Manager

4	Causeway Global Value Fund

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice regarding any stock. These views and the portfolio holdings are subject to change. There is no guarantee that any forecasts made will come to pass.

As of 3/31/12, average annual total returns for the Institutional Class were 3.74% (one year) and 0.58% (since inception). Inception was 4/29/08. The Investor Class were 3.48% (one year) and 5.77% (since inception). Inception was 1/31/11.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month-end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects fee waivers in effect. In the absence of such fee waivers, total return would be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets, and will normally have lower performance than Institutional Class shares. Institutional Class shares pay no shareholder service fee. A 2% redemption fee is charged on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI World Index is a free float-adjusted market capitalization index, designed to measure developed market equity performance, consisting of 24 developed country indexes, including the U.S. The Index is gross of withholding taxes, assumes reinvestment of dividends and capitals gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

Causeway Global Value Fund	5

S C H E D U L E    O F    I N V E S T M E N T S    ( 0 0 0 ) *

March 31, 2012 (Unaudited)

Causeway Global Value Fund	Number of Shares	Value
COMMON STOCK
France — 4.9%
AXA SA	12,305	$204
Legrand SA	6,492	239
Sanofi-Aventis SA	2,777	216
Technip SA	1,784	210
Total SA	3,932	200

		1,069

Germany — 1.0%
Siemens AG	2,129	215

Hong Kong — 1.3%
Yue Yuen Industrial Holdings Ltd.	78,500	275

Japan — 4.8%
Honda Motor Co. Ltd.	7,600	289
JGC Corp.	11,000	341
Sony Financial Holdings Inc.	10,000	177
Toyota Motor Corp.	5,500	237

		1,044

Netherlands — 4.2%
Akzo Nobel NV	5,909	349
PostNL NV	43,211	267
Reed Elsevier NV	24,440	312

		928

Singapore — 1.7%
SembCorp Marine Ltd.	52,000	219
Singapore Airlines Ltd.	18,000	154

		373

The accompanying notes are an integral part of the financial statements.

6	Causeway Global Value Fund

S C H E D U L E    O F    I N V E S T M E N T S    ( 0 0 0 ) * (continued)

March 31, 2012 (Unaudited)

Causeway Global Value Fund	Number of Shares	Value
South Korea — 0.8%
Hyundai Heavy Industries Co. Ltd.	629	$178

Spain — 0.9%
Tecnicas Reunidas SA	4,635	193

Switzerland — 3.7%
Kuoni Reisen Holding AG	527	194
Novartis AG	5,178	286
Roche Holding AG	839	146
UBS AG	13,105	184

		810

United Kingdom — 5.4%
Balfour Beatty PLC	53,570	245
Barclays PLC	42,361	160
Eurasian Natural Resources Corp. PLC	13,434	127
Michael Page International PLC	17,991	138
Petrofac Ltd.	10,015	279
Tesco PLC	45,909	242

		1,191

United States — 20.2%
Air Products & Chemicals Inc.	2,300	211
Altria Group Inc.	5,500	170
Anadarko Petroleum Corp.	2,300	180
Apollo Group Inc., Class A1	5,386	208
Babcock & Wilcox Co.[1]	11,460	295
Boeing Co.	2,600	194
CR Bard Inc.	2,200	217
DeVry Inc.	4,600	156
Johnson & Johnson	4,250	280
Microsoft Corp.	10,652	344
Molina Healthcare Inc[1]	7,500	252

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	7

S C H E D U L E    O F    I N V E S T M E N T S    ( 0 0 0 ) *    (concluded)

March 31, 2012 (Unaudited)

Causeway Global Value Fund	Number of Shares	Value
United States — (continued)
Oracle Corp.	10,100	$294
Progressive Corp.	7,100	165
Total System Services Inc.	10,000	231
UnitedHealth Group Inc.	6,618	390
Walt Disney Co.	5,200	228
Wells Fargo & Co.	7,800	266
Western Union Co.	18,865	332

		4,413

Total Common Stock (Cost $9,564) — 48.9%		10,689

Total Investments — 48.9% (Cost $9,564)		10,689

Other Assets in Excess of Liabilities — 51.1%		11,148

Net Assets — 100.0%		$21,837

*	Except for share data.
1	Non-income producing security.

The Fund has the following forward foreign currency contracts outstanding at March 31, 2012:

Counterparty	Settlement Date	Currency to Deliver (000)		Currency to Receive (000)		Unrealized Depreciation (000)
Bank of New York Mellon	4/25/12	EUR	399	USD	526	$(7)

EUR	Euro
USD	US Dollar

The accompanying notes are an integral part of the financial statements.

8	Causeway Global Value Fund

S E C T O R    D I V E R S I F I C A T I O N

As of March 31, 2012, the sector diversification was as follows (Unaudited):

Causeway Global Value Fund	% of Net Assets
Common Stock
Industrials	11.4%
Consumer Discretionary	8.7
Health Care	8.2
Information Technology	5.4
Financials	5.3
Energy	4.9
Materials	3.1
Consumer Staples	1.9

Total Common Stock	48.9
Other Assets in Excess of Liabilities	51.1

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	9

S T A T E M E N T    O F    A S S E T S    A N D    L I A B I L I T I E S    ( 0 0 0 ) *

(Unaudited)

CAUSEWAY GLOBAL VALUE FUND 3/31/12
ASSETS:
Investments at Value (Cost $9,564)	$10,689
Receivable for Fund Shares Sold	11,175
Receivable for Investment Securities Sold	124
Receivable for Dividends and Interest Receivable	20
Prepaid Expenses	20
Receivable due from Adviser	13
Receivable for Tax Reclaims	8
Foreign Currency (Cost $1)	1

Total Assets	22,050

LIABILITIES:
Payable from Custodian	147
Payable due to Adviser	8
Unrealized Depreciation on Forward Foreign Currency Contracts	7
Payable due to Administrator	2
Payable for Trustees’ Fees	1
Other Accrued Expenses	48

Total Liabilities	213

Net Assets	$21,837

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$21,408
Undistributed Net Investment Income	36
Accumulated Net Realized Loss on Investments	(726)
Net Unrealized Appreciation on Investments	1,125
Net Unrealized Depreciation on Foreign Currency Translation	(6)

Net Assets	$21,837

Net Asset Value Per Share (based on net assets of $21,699,561 ÷ 2,248,253) — Institutional Class	$9.65

Net Asset Value Per Share (based on net assets of $137,642 ÷ 14,283) — Investor Class	$9.64

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.

10	Causeway Global Value Fund

S T A T E M E N T    O F    O P E R A T I O N S    ( 0 0 0 )

(Unaudited)

CAUSEWAY GLOBAL VALUE FUND
10/01/11 TO 3/31/12
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $7)	$91

Total Investment Income	91

EXPENSES:
Investment Advisory Fees	38
Transfer Agent Fees	26
Professional Fees	20
Administration Fees	10
Custodian Fees	10
Registration Fees	10
Printing Fees	6
Trustees’ Fees	1
Other Fees	6

Total Expenses	127

LESS:
Waiver of Investment Advisory Fee	(38)
Reimbursement of Other Expenses by Adviser	(39)

Net Expenses	50

Net Investment Income	41

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain from Security Transactions	154
Net Realized Gain on Foreign Currency Transactions	14
Net Change in Unrealized Appreciation on Investments	1,858
Net Change in Unrealized Depreciation on Foreign Currency and Translation	(9)

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	2,017

Net Increase in Net Assets Resulting from Operations	$2,058

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	11

S T A T E M E N T    O F    C H A N G E S    I N    N E T    A S S E T S    ( 0 0 0 )

	CAUSEWAY GLOBAL VALUE FUND
	10/01/11 to 3/31/12 (Unaudited)	10/01/10 to 9/30/11 (Audited)
OPERATIONS:
Net Investment Income	$41	$127
Net Realized Gain from Security Transactions	154	647
Net Realized Gain (Loss) on Foreign Currency Transactions	14	(2)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,858	(1,067)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Translation of Other Assets and Liabilities Denominated in Foreign Currency	(9)	3

Net Increase (Decrease) in Net Assets Resulting from Operations	2,058	(292)

DIVIDENDS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(107)	(45)
Investor Class	(1)	—

Total Dividends from Net Investment Income	(108)	(45)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	14,882	827

Total Increase in Net Assets	16,832	490

NET ASSETS:
Beginning of Period	5,005	4,515

End of Period	$21,837	$5,005

Undistributed Net Investment Income	$36	$103

(1)	See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

12	Causeway Global Value Fund

F I N A N C I A L    H I G H L I G H T S

For the six months ended March 31, 2012 (Unaudited) and year or period ended September 30,

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Net Asset Value, End of Period ($)	Total Return (%)	Net Assets End of Period ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)
CAUSEWAY GLOBAL VALUE FUND†
Institutional Class
2012(1)	7.67	0.04	2.04	2.08	(0.10)	9.65	27.27	21,699	1.10	2.82	0.93	19
2011	8.03	0.21	(0.49)	(0.28)	(0.08)	7.67	(3.56)	4,872	1.10	3.41	2.30	76
2010	7.11	0.08	0.92	1.00	(0.08)	8.03	14.17	4,515	1.10	4.75	1.15	88
2009	7.53	0.09	(0.38)	(0.29)	(0.13)	7.11	(3.07)	3,767	1.10	4.94	1.59	92
2008(2)	10.00	0.09	(2.56)	(2.47)	—	7.53	(24.70)	4,313	1.10	3.83	2.27	32
Investor Class
2012(1)	7.65	0.03	2.04	2.07	(0.08)	9.64	27.29	138	1.35	3.11	0.65	19
2011(3)	9.12	0.19	(1.66)	(1.47)	—	7.65	(16.12)	133	1.34	3.81	3.20	76

(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
(2)	Commenced operations on April 29, 2008. All ratios for the period are annualized. Total return and portfolio turnover rate are for the period indicated and have not been annualized.
(3)	Commenced operations on January 31, 2011. All ratios for the period are annualized. Total return is for the period indicated and has not been annualized. Portfolio turnover rate represents the rate for the Fund as a whole for the year ended September 30, 2011.
†	Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	13

N O T E S    T O    F I N A N C I A L    S T A T E M E N T S    (Unaudited)

1.	Organization

Causeway Global Value Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on April 29, 2008. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The inception of performance for Institutional Class shares was April 29, 2008, and for Investor Class shares was January 31, 2011. The Declaration ofTrust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has four additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial
Statements – The preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”) in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)), or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain
non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign

14	Causeway Global Value Fund

N O T E S    T O    F I N A N C I A L    S T A T E M E N T S    (Unaudited)

(continued)

securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of March 31, 2012, all the Fund’s investments in securities are Level 1 and forward foreign currency contracts are Level 2.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures.

For the six months ended March 31, 2012, there were no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2012, the Fund did not have a liability for any unrecognized

Causeway Global Value Fund	15

N O T E S    T O    F I N A N C I A L    S T A T E M E N T S    (Unaudited)

(continued)

tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1)	the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2)	purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Expenses/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the six months ended March 31, 2012, the Institutional Class and Investor Class did not retain any redemption fees.

16	Causeway Global Value Fund

N O T E S    T O    F I N A N C I A L    S T A T E M E N T S    (Unaudited)

(continued)

3.	Investment Advisory, Administration and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.85% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2013 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.10% of Institutional Class and Investor Class average daily net assets. For the six months ended March 31, 2012, the Adviser waived fees $38,005 and reimbursed expenses of $39,009.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $20,000. If the Fund has three or more share classes, it is subject to an additional minimum fee of $20,000 per additional share class (over two).

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2012, the Investor Class paid 0.25% (annualized) of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of theTrust.

As of March 31, 2012, approximately $2.568 million of net assets were held by affiliated investors.

4.	Investment Transactions

The cost of security purchases and the proceeds from sales of securities, other than short-term investments, during the six months ended March 31, 2012, for the Fund were as follows:

Purchases (000)	Sales (000)
$5,306	$1,599

5.	Risks of Foreign Investing

Because the Fund invests significant assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

Causeway Global Value Fund	17

N O T E S    T O    F I N A N C I A L    S T A T E M E N T S    (Unaudited)

(continued)

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2011 and September 30, 2010 was as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2011	$45	$—	$45
2010	$42	$—	$42

As of September 30, 2011, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$108
Capital Loss Carryforwards	(881)
Unrealized Depreciation	(746)
Other Temporary Differences	(2)

Total Accumulated Losses	$(1,521)

Post-October Capital and Currency Losses represent losses realized on securities from November 1, 2010 through September 30, 2011 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carry-forwards represent realized losses that the Fund may carryforward for a maximum period of eight years and apply against future net realized gains. The following summarizes the capital loss carryforwards as of September 30, 2011 (000).

Expiring in Fiscal Year	Amount
2018	$881

Total capital loss carryforwards	$881

For the year ended September 30, 2011, the Fund used $564,985 of capital loss carryforwards.

18	Causeway Global Value Fund

N O T E S    T O    F I N A N C I A L    S T A T E M E N T S    (Unaudited)

(continued)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be used prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At March 31, 2012, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$9,564	$1,355	$(230)	$1,125

7.	Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2012 (Unaudited)		Year Ended September 30, 2011 (Audited)
	Shares	Value	Shares	Value
Institutional Class:
Shares Sold	1,651	$15,292	110	$999
Shares Issued in Reinvestment of Dividends and Distributions	12	103	5	44
Shares Redeemed	(50)	(479)	(42)	(378)

Increase in Shares Outstanding Derived from Institutional Class Transactions	1,613	$14,916	73	$665

Investor Class(1):
Shares Sold	9	$77	17	$165
Shares Issued in Reinvestment of Dividends and Distributions	—	2	—	—
Shares Redeemed	(12)	(113)	—	(3)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	(3)	(34)	17	162

Increase in Shares Outstanding from Capital Share Transactions	1,610	$14,882	90	$827

(1)	Commenced operations on January 31, 2011.

Causeway Global Value Fund	19

N O T E S    T O    F I N A N C I A L    S T A T E M E N T S    (Unaudited)

(concluded)

8.	Significant Shareholder Concentration

As of March 31, 2012, one shareholder of the Fund owned 12% of net assets in the Institutional Class.

9.	New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

10.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

20	Causeway Global Value Fund

D I S C L O S U R E    O F    F U N D    E X P E N S E S    (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes—NOT the Fund’s actual return—the account values shown may not apply to your specific investment.

Causeway Global Value Fund	21

D I S C L O S U R E    O F    F U N D    E X P E N S E S    (Unaudited)

(concluded)

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Global Value Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,272.70	1.10%	$6.24
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.51	1.10%	$5.55

Causeway Global Value Fund
Actual Fund Return
Investor Class	$1,000.00	$1,272.90	1.35%	$2.49
Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.21	1.35%	$6.85

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

22	Causeway Global Value Fund

INVESTMENT ADVISER

Causeway Capital Management LLC

11111 Santa Monica Blvd.

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

TO OBTAIN MORE INFORMATION

Call 1-866-947-7000 or visit us online at

www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www.sec.gov.

CCM-SA-005-0400

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: June 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: June 1, 2012

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer

Date: June 1, 2012